Exhibit 99.2

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2025 Earnings Release	Page 1 of 19

Consolidated Financial Highlights

	Three Months Ended					Nine Months Ended
(Unaudited, 000s, except per share information)	9/30/2025	9/30/2024	% Change	6/30/2025	% Change	9/30/2025	9/30/2024	% Change
Net revenues	$1,429,396	$1,224,668	16.7%	$1,284,286	11.3%	$3,969,151	$3,605,638	10.1%
Net income	$211,371	$158,505	33.4%	$155,055	36.3%	$419,418	$487,374	(13.9%)
Preferred dividends	9,320	9,320	0.0%	9,321	(0.0%)	27,961	27,961	0.0%

Net income available to common shareholders	$202,051	$149,185	35.4%	$145,734	38.6%	$391,457	$459,413	(14.8%)
Earnings per diluted common share	$1.92	$1.42	35.2%	$1.42	35.2%	$3.82	$4.42	(13.6%)
Earnings per diluted common share available to common shareholders	$1.84	$1.34	37.3%	$1.34	37.3%	$3.56	$4.16	(14.4%)
Non-GAAP financial summary (1):
Net revenues	$1,429,398	$1,225,351	16.7%	$1,284,378	11.3%	$3,969,231	$3,606,330	10.1%
Net income	$223,739	$175,590	27.4%	$194,947	14.8%	$482,242	$534,147	(9.7%)
Preferred dividends	9,320	9,320	0.0%	9,321	(0.0%)	27,961	27,961	0.0%

Net income available to common shareholders	$214,419	166,270	29.0%	185,626	15.5%	454,281	506,186	(10.3%)
Earnings per diluted common share	$2.03	$1.58	28.5%	$1.79	13.4%	$4.39	$4.84	(9.3%)
Earnings per diluted common share available to common shareholders	$1.95	$1.50	30.0%	$1.71	14.0%	$4.13	$4.58	(9.8%)
Weighted average number of common shares outstanding:
Basic	103,119	103,966	(0.8%)	103,349	(0.2%)	103,735	104,135	(0.4%)
Diluted	110,058	110,994	(0.8%)	108,847	1.1%	109,918	110,457	(0.5%)
Period end common shares outstanding	101,948	102,313	(0.4%)	102,190	(0.2%)	101,948	102,313	(0.4%)
Cash dividends declared per common share	$0.46	$0.42	9.5%	$0.46	0.0%	$1.38	$1.26	9.5%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2025 Earnings Release	Page 2 of 19

GAAP Consolidated Results of Operations

	Three Months Ended					Nine Months Ended
(Unaudited, 000s, except per share information)	9/30/2025	9/30/2024	% Change	6/30/2025	% Change	9/30/2025	9/30/2024	% Change
Revenues:
Commissions	$206,075	$183,445	12.3%	$200,669	2.7%	$600,414	$552,238	8.7%
Principal transactions	177,876	137,089	29.8%	172,603	3.1%	492,139	429,677	14.5%

Transactional revenues	383,951	320,534	19.8%	373,272	2.9%	1,092,553	981,915	11.3%
Capital raising	144,213	106,325	35.6%	106,155	35.9%	350,840	302,892	15.8%
Advisory	179,270	136,857	31.0%	127,305	40.8%	444,045	387,520	14.6%

Investment banking	323,483	243,182	33.0%	233,460	38.6%	794,885	690,412	15.1%
Asset management	431,399	382,616	12.7%	403,608	6.9%	1,244,548	1,130,849	10.1%
Other income	14,228	18,705	(23.9%)	3,690	285.6%	28,499	39,835	(28.5%)

Operating revenues	1,153,061	965,037	19.5%	1,014,030	13.7%	3,160,485	2,843,011	11.2%
Interest revenue	481,504	510,823	(5.7%)	477,056	0.9%	1,434,192	1,515,803	(5.4%)

Total revenues	1,634,565	1,475,860	10.8%	1,491,086	9.6%	4,594,677	4,358,814	5.4%
Interest expense	205,169	251,192	(18.3%)	206,800	(0.8%)	625,526	753,176	(16.9%)

Net revenues	1,429,396	1,224,668	16.7%	1,284,286	11.3%	3,969,151	3,605,638	10.1%

Non-interest expenses:
Compensation and benefits	839,820	718,065	17.0%	774,936	8.4%	2,346,976	2,120,479	10.7%
Occupancy and equipment rental	95,601	89,625	6.7%	95,678	(0.1%)	282,045	268,189	5.2%
Communication and office supplies	48,893	48,869	0.0%	47,847	2.2%	146,253	144,417	1.3%
Commissions and floor brokerage	15,807	16,239	(2.7%)	17,146	(7.8%)	49,759	46,389	7.3%
Provision for credit losses	8,316	5,287	57.3%	8,328	(0.1%)	28,664	13,509	112.2%
Investment banking expenses	17,088	12,997	31.5%	8,989	90.1%	34,624	29,979	15.5%
Other operating expenses	117,825	116,928	0.8%	117,542	0.2%	517,600	320,433	61.5%

Total non-interest expenses	1,143,350	1,008,010	13.4%	1,070,466	6.8%	3,405,921	2,943,395	15.7%
Income before income taxes	286,046	216,658	32.0%	213,820	33.8%	563,230	662,243	(15.0%)
Provision for income taxes	74,675	58,153	28.4%	58,765	27.1%	143,812	174,869	(17.8%)

Net income	211,371	158,505	33.4%	155,055	36.3%	419,418	487,374	(13.9%)
Preferred dividends	9,320	9,320	0.0%	9,321	(0.0%)	27,961	27,961	0.0%

Net income available to common shareholders	$202,051	$149,185	35.4%	$145,734	38.6%	$391,457	$459,413	(14.8%)

Earnings per common share:
Basic	$1.96	$1.43	37.1%	$1.41	39.0%	$3.77	$4.41	(14.5%)
Diluted	$1.84	$1.34	37.3%	$1.34	37.3%	$3.56	$4.16	(14.4%)
Weighted average number of common shares outstanding:
Basic	103,119	103,966	(0.8%)	103,349	(0.2%)	103,735	104,135	(0.4%)
Diluted	110,058	110,994	(0.8%)	108,847	1.1%	109,918	110,457	(0.5%)
Cash dividends declared per common share	$0.46	$0.42	9.5%	$0.46	0.0%	$1.38	$1.26	9.5%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2025 Earnings Release	Page 3 of 19

Non-GAAP Condensed Consolidated Results of Operations (1)

	Three Months Ended					Nine Months Ended
(Unaudited, 000s, except per share information)	9/30/2025	9/30/2024	% Change	6/30/2025	% Change	9/30/2025	9/30/2024	% Change
Non-GAAP net revenues	$1,429,398	$1,225,351	16.7%	$1,284,378	11.3%	$3,969,231	$3,606,330	10.1%
Non-GAAP non-interest expenses:
Non-GAAP compensation and benefits	829,051	710,703	16.7%	744,949	11.3%	2,302,164	2,091,859	10.1%
Non-GAAP non-compensation operating expenses	297,558	278,779	6.7%	278,192	7.0%	1,027,016	797,081	28.8%

Total non-GAAP non-interest expenses	1,126,609	989,482	13.9%	1,023,141	10.1%	3,329,180	2,888,940	15.2%
Non-GAAP income before income taxes	302,789	235,869	28.4%	261,237	15.9%	640,051	717,390	(10.8%)
Non-GAAP provision for income taxes	79,050	60,279	31.1%	66,290	19.2%	157,809	183,243	(13.9%)

Non-GAAP net income	223,739	175,590	27.4%	194,947	14.8%	482,242	534,147	(9.7%)
Preferred dividends	9,320	9,320	0.0%	9,321	(0.0%)	27,961	27,961	0.0%

Non-GAAP net income available to common shareholders	$214,419	$166,270	29.0%	$185,626	15.5%	$454,281	$506,186	(10.3%)

Non-GAAP earnings per common share:
Basic	$2.08	$1.60	30.0%	$1.80	15.6%	$4.38	$4.86	(9.9%)
Diluted	$1.95	$1.50	30.0%	$1.71	14.0%	$4.13	$4.58	(9.8%)
Weighted average number of common shares outstanding:
Basic	103,119	103,966	(0.8%)	103,349	(0.2%)	103,735	104,135	(0.4%)
Diluted	110,058	110,994	(0.8%)	108,847	1.1%	109,918	110,457	(0.5%)
Cash dividends declared per common share	$0.46	$0.42	9.5%	$0.46	0.0%	$1.38	$1.26	9.5%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2025 Earnings Release	Page 4 of 19

Consolidated Financial Summary

	Three Months Ended					Nine Months Ended
(Unaudited, 000s)	9/30/2025	9/30/2024	% Change	6/30/2025	% Change	9/30/2025	9/30/2024	% Change
Net revenues:
Global Wealth Management	$907,440	$827,116	9.7%	$845,631	7.3%	$2,603,630	$2,418,751	7.6%
Institutional Group	500,435	372,401	34.4%	419,779	19.2%	1,305,143	1,114,498	17.1%
Other	21,521	25,151	(14.4%)	18,876	14.0%	60,378	72,389	(16.6%)

Total net revenues	$1,429,396	$1,224,668	16.7%	$1,284,286	11.3%	$3,969,151	$3,605,638	10.1%
Operating expenses:
Global Wealth Management	$564,790	$525,413	7.5%	$539,575	4.7%	$1,828,519	$1,527,127	19.7%
Institutional Group	411,144	330,604	24.4%	358,739	14.6%	1,127,381	986,779	14.2%
Other	167,416	151,993	10.1%	172,152	(2.8%)	450,021	429,489	4.8%

Total operating expenses	$1,143,350	$1,008,010	13.4%	$1,070,466	6.8%	$3,405,921	$2,943,395	15.7%
Operating contribution:
Global Wealth Management	$342,650	$301,703	13.6%	$306,056	12.0%	$775,111	$891,624	(13.1%)
Institutional Group	89,291	41,797	113.6%	61,040	46.3%	177,762	127,719	39.2%
Other	(145,895)	(126,842)	15.0%	(153,276)	(4.8%)	(389,643)	(357,100)	9.1%

Income before income taxes	$286,046	$216,658	32.0%	$213,820	33.8%	$563,230	$662,243	(15.0%)
Financial ratios:
Compensation and benefits	58.8%	58.6%	20	60.3%	(150)	59.1%	58.8%	30
Non-compensation operating expenses	21.2%	23.7%	(250)	23.1%	(190)	26.7%	22.8%	390
Income before income taxes	20.0%	17.7%	230	16.6%	340	14.2%	18.4%	(420)
Effective tax rate	26.1%	26.8%	(70)	27.5%	(140)	25.5%	26.4%	(90)

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2025 Earnings Release	Page 5 of 19

Consolidated Financial Information and Metrics

	As of and for the Three Months Ended
(Unaudited, 000s, except per share data)	9/30/2025	9/30/2024	% Change	6/30/2025	% Change
Financial Information:
Total assets	$41,687,360	$38,934,504	7.1%	$39,859,653	4.6%
Total shareholders’ equity	$5,756,135	$5,557,080	3.6%	$5,596,985	2.8%
Total common equity	$5,071,135	$4,872,080	4.1%	$4,911,985	3.2%
Goodwill and intangible assets	$(1,592,723)	$(1,511,258)	5.4%	$(1,594,342)	(0.1%)
DTL on goodwill and intangible assets	$89,186	$79,071	12.8%	$85,241	4.6%

Tangible common equity	$3,567,598	$3,439,893	3.7%	$3,402,884	4.8%
Preferred equity	$685,000	$685,000	0.0%	$685,000	0.0%
Financial Metrics:
Book value per common share (2)	$49.74	$47.62	4.5%	$48.07	3.5%
Tangible book value per common share (2)	$34.99	$33.62	4.1%	$33.30	5.1%
Return on common equity (3)	16.1%	12.3%		11.9%
Non-GAAP return on common equity (1)(3)	17.0%	13.7%		15.2%
Return on tangible common equity (4)	22.9%	17.5%		17.0%
Non-GAAP return on tangible common equity (1)(4)	24.3%	19.5%		21.7%
Pre-tax margin on net revenues	20.0%	17.7%		16.6%
Non-GAAP pre-tax margin on net revenues (1)	21.2%	19.2%		20.3%
Effective tax rate	26.1%	26.8%		27.5%
Non-GAAP effective tax rate (1)	26.1%	25.6%		25.4%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2025 Earnings Release	Page 6 of 19

Regulatory Capital (5)

(Unaudited, 000s)	9/30/2025	9/30/2024	% Change	6/30/2025	% Change
SF Regulatory Capital:
Common equity tier 1 capital	$3,582,042	$3,474,276	3.1%	$3,431,336	4.4%
Tier 1 capital	$4,267,042	$4,159,276	2.6%	$4,116,336	3.7%
Risk-weighted assets	$24,235,136	$23,183,240	4.5%	$23,588,069	2.7%
Common equity tier 1 capital ratio	14.8%	15.0%		14.5%
Tier 1 risk based capital ratio	17.6%	17.9%		17.5%
Tier 1 leverage capital ratio	11.1%	11.3%		10.8%
Stifel Bank & Trust Regulatory Capital:
Common equity tier 1 capital	$1,323,323	$1,306,476	1.3%	$1,337,013	(1.0%)
Tier 1 capital	$1,323,323	$1,306,476	1.3%	$1,337,013	(1.0%)
Risk-weighted assets	$11,934,243	$12,213,330	(2.3%)	$11,644,303	2.5%
Common equity tier 1 capital ratio	11.1%	10.7%		11.5%
Tier 1 risk based capital ratio	11.1%	10.7%		11.5%
Tier 1 leverage capital ratio	7.1%	7.1%		7.0%
Stifel Bank Regulatory Capital:
Common equity tier 1 capital	$827,457	$758,397	9.1%	$810,648	2.1%
Tier 1 capital	$827,457	$758,397	9.1%	$810,648	2.1%
Risk-weighted assets	$6,761,299	$5,591,442	20.9%	$6,643,960	1.8%
Common equity tier 1 capital ratio	12.2%	13.6%		12.2%
Tier 1 risk based capital ratio	12.2%	13.6%		12.2%
Tier 1 leverage capital ratio	7.1%	7.1%		7.1%
Stifel Net Capital:
Net capital	$515,800	$486,200	6.1%	$381,900	35.1%
Excess net capital	$485,100	$462,500	4.9%	$356,600	36.0%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2025 Earnings Release	Page 7 of 19

Global Wealth Management - Summary Results of Operations

	Three Months Ended					Nine Months Ended
(Unaudited, 000s)	9/30/2025	9/30/2024	% Change	6/30/2025	% Change	9/30/2025	9/30/2024	% Change
Revenues:
Commissions	$141,864	$129,230	9.8%	$128,203	10.7%	$395,893	$371,912	6.4%
Principal transactions	61,214	63,497	(3.6%)	54,463	12.4%	176,246	179,876	(2.0%)

Transactional revenues	203,078	192,727	5.4%	182,666	11.2%	572,139	551,788	3.7%
Asset management	431,363	382,309	12.8%	403,574	6.9%	1,244,443	1,130,496	10.1%
Net interest	257,327	240,825	6.9%	254,148	1.3%	757,009	713,375	6.1%
Investment banking (6)	6,529	6,217	5.0%	6,224	4.9%	18,661	16,277	14.6%
Other income	9,143	5,038	81.5%	(981)	nm	11,378	6,815	67.0%

Net revenues	907,440	827,116	9.7%	845,631	7.3%	2,603,630	2,418,751	7.6%
Non-interest expenses:
Compensation and benefits	441,626	403,205	9.5%	420,240	5.1%	1,284,159	1,185,682	8.3%
Non-compensation operating expenses	123,164	122,208	0.8%	119,335	3.2%	544,360	341,445	59.4%

Total non-interest expenses	564,790	525,413	7.5%	539,575	4.7%	1,828,519	1,527,127	19.7%

Income before income taxes	$342,650	$301,703	13.6%	$306,056	12.0%	$775,111	$891,624	(13.1%)

As a percentage of net revenues:
Compensation and benefits	48.7%	48.7%	—	49.7%	(100)	49.3%	49.0%	30
Non-compensation operating expenses	13.5%	14.8%	(130)	14.1%	(60)	20.9%	14.1%	680
Income before income taxes	37.8%	36.5%	130	36.2%	160	29.8%	36.9%	(710)

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2025 Earnings Release	Page 8 of 19

Global Wealth Management - Statistical Information

	As of and for the Three Months Ended
(Unaudited, 000s)	9/30/2025	9/30/2024	% Change	6/30/2025	% Change
Total client assets	$544,010,000	$496,298,000	9.6%	$516,532,000	5.3%
Fee-based client assets	$219,178,000	$190,771,000	14.9%	$206,319,000	6.2%
Transactional assets	$324,832,000	$305,527,000	6.3%	$310,213,000	4.7%
Secured client lending (7)	$3,459,000	$2,934,000	17.9%	$3,367,000	2.7%
Asset Management Revenue:
Private Client Group (8)	$371,414	$322,758	15.1%	$344,899	7.7%
Asset Management	40,762	38,314	6.4%	39,206	4.0%
Third-party Bank Sweep Program	4,608	8,417	(45.3%)	5,721	(19.5%)
Other (9)	14,615	13,127	11.3%	13,782	6.0%

Total asset management revenues	$431,399	$382,616	12.7%	$403,608	6.9%
Fee-based Assets (millions):
Private Client Group (8)	$191,688	$166,768	14.9%	$180,066	6.5%
Asset Management	46,413	42,049	10.4%	44,822	3.5%
Elimination (10)	(18,923)	(18,046)	4.9%	(18,569)	1.9%

Total fee-based assets	$219,178	$190,771	14.9%	$206,319	6.2%
Third-party Bank Sweep Program	$526	$698	(24.6%)	$568	(7.4%)
ROA (bps) (11):
Private Client Group (8)	82.5	82.2		83.1
Asset Management	35.1	36.4		35.0
Third-party Bank Sweep Program	384.3	450.1		389.3

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2025 Earnings Release	Page 9 of 19

Global Wealth Management - Statistical Information (Cont.)

	As of and for the Three Months Ended
(Unaudited, millions)	9/30/2025	9/30/2024	% Change	6/30/2025	% Change
Stifel Bancorp Deposits:
Smart Rate Deposits	$14,907	$16,315	(8.6%)	$15,015	(0.7%)
Sweep Deposits	10,529	9,637	9.3%	9,847	6.9%
Direct Wealth Management Deposits at Stifel Bancorp	428	369	16.0%	102	319.6%

Total Stifel Bancorp Wealth Management Deposits	25,864	26,321	(1.7%)	24,964	3.6%
Other Bank Deposits	4,274	1,800	137.4%	3,709	15.2%

Total Stifel Bancorp Deposits	$30,138	$28,121	7.2%	$28,673	5.1%

Short-term Treasuries (12)	$7,148	$7,321	(2.4%)	$6,418	11.4%
Third-party Commercial Treasury Deposits (13)	$3,513	$2,215	58.6%	$3,318	5.9%
Wealth Management Cash:
Stifel Bancorp Wealth Management Deposits	$25,864	$26,321	(1.7%)	$24,964	3.6%
Third-party Bank Sweep Program (13)	526	698	(24.6%)	568	(7.4%)
Third-party Treasury (13)	—	149	nm	217	nm
Other Sweep Cash	415	320	29.7%	551	(24.7%)
Money Market Mutual Funds	15,538	11,301	37.5%	15,297	1.6%

Total Wealth Management Cash	$42,343	$38,789	9.2%	$41,597	1.8%

Client money market and insured product (14)	$26,377	$26,970	(2.2%)	$25,981	1.5%
Third-party Deposits Available to Stifel Bancorp (13)	$4,039	$3,062	31.9%	$4,103	(1.6%)

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2025 Earnings Release	Page 10 of 19

Institutional Group - Summary Results of Operations

	Three Months Ended					Nine Months Ended
(Unaudited, 000s)	9/30/2025	9/30/2024	% Change	6/30/2025	% Change	9/30/2025	9/30/2024	% Change
Revenues:
Commissions	$64,211	$54,215	18.4%	$72,466	(11.4%)	$204,521	$180,326	13.4%
Principal transactions	116,662	73,583	58.5%	118,140	(1.3%)	315,893	249,801	26.5%

Transactional revenues	180,873	127,798	41.5%	190,606	(5.1%)	520,414	430,127	21.0%
Capital raising	137,684	100,108	37.5%	99,931	37.8%	332,179	286,615	15.9%
Advisory	179,270	136,857	31.0%	127,305	40.8%	444,045	387,520	14.6%

Investment banking	316,954	236,965	33.8%	227,236	39.5%	776,224	674,135	15.1%
Other income (15)	2,608	7,638	(65.9%)	1,937	34.6%	8,505	10,236	(16.9%)

Net revenues	500,435	372,401	34.4%	419,779	19.2%	1,305,143	1,114,498	17.1%
Non-interest expenses:
Compensation and benefits	297,106	224,556	32.3%	257,697	15.3%	807,388	679,341	18.8%
Non-compensation operating expenses	114,038	106,048	7.5%	101,042	12.9%	319,993	307,438	4.1%

Total non-interest expenses	411,144	330,604	24.4%	358,739	14.6%	1,127,381	986,779	14.2%

Income before income taxes	$89,291	$41,797	113.6%	$61,040	46.3%	$177,762	$127,719	39.2%

As a percentage of net revenues:
Compensation and benefits	59.4%	60.3%	(90)	61.4%	(200)	61.9%	61.0%	90
Non-compensation operating expenses	22.8%	28.5%	(570)	24.1%	(130)	24.5%	27.5%	(300)
Income before income taxes	17.8%	11.2%	660	14.5%	330	13.6%	11.5%	210

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2025 Earnings Release	Page 11 of 19

Stifel Bancorp - Financial Information and Credit Metrics

(Unaudited, 000s)	9/30/2025	9/30/2024	% Change	6/30/2025	% Change
Stifel Bancorp Financial Information:
Total assets	$32,615,017	$30,416,173	7.2%	$31,115,875	4.8%
Total shareholder’s equity	$2,210,850	$2,091,052	5.7%	$2,191,619	0.9%
Total loans, net (includes loans held for sale)	$21,634,690	$20,633,425	4.9%	$21,447,860	0.9%
Residential real estate	9,085,945	8,406,932	8.1%	8,906,739	2.0%
Fund banking	3,881,895	3,762,960	3.2%	3,910,070	(0.7%)
Commercial and industrial	3,760,005	3,896,824	(3.5%)	3,536,227	6.3%
Securities-based loans	2,565,897	2,273,246	12.9%	2,568,050	(0.1%)
Construction and land	1,166,895	1,219,787	(4.3%)	1,217,561	(4.2%)
Commercial real estate	437,570	565,686	(22.6%)	429,243	1.9%
Other	278,934	224,146	24.4%	254,395	9.6%
Loans held for sale	595,517	465,739	27.9%	800,766	(25.6%)
Investment securities	$8,146,439	$8,231,240	(1.0%)	$8,130,970	0.2%
Available-for-sale securities, at fair value	1,688,636	1,618,289	4.3%	1,546,392	9.2%
Held-to-maturity securities, at amortized cost	6,457,803	6,612,951	(2.3%)	6,584,578	(1.9%)
Unrealized losses on available-for-sale securities	(113,421)	(134,116)	(15.4%)	(129,654)	(12.5%)
Total deposits	$30,137,748	$28,120,518	7.2%	$28,673,063	5.1%
Demand deposits (interest-bearing)	29,277,379	27,539,904	6.3%	28,171,862	3.9%
Demand deposits (non-interest-bearing)	456,021	309,982	47.1%	373,823	22.0%
Certificates of deposit	404,348	270,632	49.4%	127,378	217.4%
Credit Metrics:
Allowance for credit losses	$164,206	$163,274	0.6%	$166,410	(1.3%)
Allowance as a percentage of retained loans	0.78%	0.80%		0.80%
Net charge-offs as a percentage of average loans	0.05%	0.03%		0.06%
Total nonperforming assets	$159,073	$144,122	10.4%	$157,348	1.1%
Nonperforming assets as a percentage of total assets	0.49%	0.47%		0.51%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2025 Earnings Release	Page 12 of 19

Stifel Bancorp - Loan and Investment Portfolio

(Unaudited, millions)	9/30/2025	% of Total Portfolio
Loan Portfolio			Commercial Portfolio by Major Sector
Residential real estate	$9,086	34%	Financials	$1,046	28%
Securities-based loans	2,566	10%	Industrials	833	22%
Home equity lines of credit and other	279	1%	Information technology	580	15%

Total consumer	11,931	45%	Consumer discretionary	316	8%

Fund banking	3,882	15%	REITs	218	6%
Commercial and industrial	3,760	14%	Materials	205	5%
Construction and land	1,167	4%	Communication services	175	5%
Commercial real estate	437	1%	Hotel, leisure, restaurants	155	4%

Total commercial	9,246	34%	Healthcare	148	4%

Total loan portfolio	21,177	79%	Consumer staples	80	2%

Unfunded commitments	5,524	21%

Total	$26,701	100%

			CLO by Major Sector
			High tech industries	$661	10%
Investment Portfolio			Banking, finance, insurance, & real estate	659	10%
CLO	$6,423	78%	Services: business	597	9%
Agency MBS	1,242	15%	Healthcare & pharmaceuticals	579	9%
Corporate bonds	433	5%	Hotel, gaming, & leisure	322	5%
SBA	81	1%	Construction & building	285	4%
Student loan ARS	67	1%	Capital equipment	231	4%
CMBS	11	0%	Chemicals, plastics, & rubber	230	4%
Other	3	0%	Services: consumer	226	4%

Total Portfolio	$8,260	100%	Beverage, food, & tobacco	223	3%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2025 Earnings Release	Page 13 of 19

Loans and Lending Commitments - Allowance for Credit Losses

	September 30, 2025
(Unaudited, 000s)	Loans and Lending Commitments	ACL	ACL%	Q3 Provision
Residential real estate	$9,085,945	$12,509	0.1%	$(1,258)
Fund banking	3,881,895	10,816	0.3%	(132)
Commercial and industrial	3,760,005	85,830	2.3%	11,378
Securities-based loans	2,565,897	3,180	0.1%	52
Construction and land	1,166,895	12,225	1.0%	(629)
Commercial real estate	437,570	8,603	2.0%	(192)
Other	278,934	859	0.3%	(411)

Loans held for investment, gross	21,177,141	134,022	0.6%	8,808
Loans held for sale	595,517

Total loans, gross	21,772,658
Lending commitments	5,523,784	30,184	0.5%	(492)

Loans and lending commitments	$27,296,442	$164,206		$8,316

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2025 Earnings Release	Page 14 of 19

Consolidated Net Interest Income

	Three Months Ended
	September 30, 2025			September 30, 2024			June 30, 2025
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$2,236.3	$24.1	4.31%	$2,733.0	$36.7	5.37%	$1,924.5	$20.8	4.32%
Financial instruments owned	1,345.1	8.3	2.47%	1,191.9	7.0	2.36%	1,367.1	9.3	2.73%
Margin balances	856.8	15.5	7.24%	675.7	13.7	8.12%	830.2	14.4	6.92%
Investments:
Asset-backed securities	6,433.7	98.8	6.14%	6,223.6	113.3	7.28%	6,735.2	101.8	6.05%
Mortgage-backed securities	1,089.4	8.9	3.26%	1,047.0	7.6	2.89%	1,133.3	9.0	3.16%
Corporate fixed income securities	446.8	3.0	2.68%	543.0	3.7	2.72%	464.8	3.1	2.69%
Other	4.7	—	2.55%	4.7	—	2.55%	4.8	—	2.55%

Total investments	7,974.6	110.7	5.55%	7,818.3	124.6	6.37%	8,338.1	113.9	5.47%
Loans:
Residential real estate	8,988.7	88.5	3.94%	8,342.3	74.8	3.59%	8,798.4	85.0	3.86%
Commercial and industrial	3,786.8	71.4	7.55%	3,785.0	81.9	8.65%	4,005.4	73.2	7.31%
Fund banking	3,967.0	70.0	7.06%	3,506.1	71.2	8.12%	3,773.9	67.0	7.10%
Securities-based loans	2,538.5	39.5	6.23%	2,258.9	40.8	7.23%	2,503.3	38.7	6.19%
Commercial real estate	436.4	8.8	8.10%	603.4	11.3	7.48%	449.3	9.6	8.58%
Construction and land	1,195.2	23.1	7.74%	1,164.4	24.8	8.51%	1,214.4	21.8	7.19%
Loans held for sale	488.8	10.5	8.56%	493.4	10.5	8.51%	496.9	10.8	8.71%
Other	258.2	4.7	7.20%	211.1	4.2	8.07%	250.5	4.5	7.13%

Total loans	21,659.6	316.5	5.85%	20,364.6	319.5	6.28%	21,492.1	310.6	5.78%
Other interest-bearing assets	908.0	6.4	2.80%	830.3	9.3	4.49%	928.0	8.1	3.45%

Total interest-bearing assets/ interest income	34,980.4	481.5	5.51%	33,613.8	510.8	6.08%	34,880.0	477.1	5.47%
Interest-bearing liabilities:
Senior notes	617.1	7.1	4.62%	779.3	8.2	4.20%	616.9	7.1	4.62%
Deposits	28,445.5	188.0	2.64%	27,535.9	229.7	3.34%	28,463.0	187.5	2.64%
Other interest-bearing liabilities	1,620.2	10.1	2.48%	1,340.6	13.3	3.96%	1,563.3	12.2	3.11%

Total interest-bearing liabilities/ interest expense	$30,682.8	205.2	2.67%	$29,655.8	251.2	3.39%	$30,643.2	206.8	2.70%

Net interest income/margin		$276.3	3.16%		$259.6	3.09%		$270.3	3.10%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2025 Earnings Release	Page 15 of 19

Stifel Bancorp Net Interest Income

	Three Months Ended
	September 30, 2025			September 30, 2024			June 30, 2025
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$1,302.5	$15.4	4.72%	$1,705.6	$24.1	5.66%	$1,098.1	$13.1	4.77%
Investments	7,974.6	110.7	5.55%	7,818.3	124.6	6.37%	8,338.1	113.9	5.47%
Loans	21,659.6	316.5	5.85%	20,364.6	319.5	6.28%	21,492.1	310.6	5.78%
Other interest-bearing assets	66.3	0.9	5.20%	66.3	0.9	5.51%	66.0	1.0	5.59%

Total interest-bearing assets/ interest income	$31,003.0	$443.5	5.72%	$29,954.8	$469.1	6.26%	$30,994.3	$438.6	5.66%
Interest-bearing liabilities:
Deposits	$28,445.5	$188.0	2.64%	$27,535.9	$229.7	3.34%	$28,463.0	$187.5	2.64%
Other interest-bearing liabilities	142.1	1.9	5.37%	91.6	1.6	7.11%	143.4	2.0	5.44%

Total interest-bearing liabilities/ interest expense	$28,587.6	189.9	2.66%	$27,627.5	231.3	3.35%	$28,606.4	189.5	2.65%

Net interest income/margin		$253.6	3.27%		$237.8	3.17%		$249.1	3.22%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2025 Earnings Release	Page 16 of 19

GAAP to Core Reconciliation

	Three Months Ended					Nine Months Ended
(Unaudited, 000s)	9/30/2025	9/30/2024	Change	6/30/2025	Change	9/30/2025	9/30/2024	Change
GAAP net revenues	$1,429,396	$1,224,668		$1,284,286		$3,969,151	$3,605,638
Non-GAAP adjustments	2	683		92		80	692

Non-GAAP net revenues	1,429,398	1,225,351		1,284,378		3,969,231	3,606,330
GAAP compensation and benefits expense	839,820	718,065		774,936		2,346,976	2,120,479
Merger-related and other (16)	(6,704)	(6,101)		(2,946)		(13,706)	(17,398)
Restructuring and severance (17)	(4,065)	(1,261)		(27,041)		(31,106)	(11,222)

Total non-GAAP adjustments	(10,769)	(7,362)		(29,987)		(44,812)	(28,620)

Non-GAAP compensation and benefits expense	829,051	710,703		744,949		2,302,164	2,091,859
GAAP non-compensation operating expenses	303,530	289,945		295,530		1,058,945	822,916
Merger-related (16)	(5,972)	(11,166)		(17,338)		(31,929)	(25,835)

Non-GAAP non-compensation operating expenses	297,558	278,779		278,192		1,027,016	797,081

Total adjustments	(16,743)	(19,211)		(47,417)		(76,821)	(55,147)

GAAP provision for income taxes	74,675	58,153		58,765		143,812	174,869
Merger-related and other (18)	4,375	2,126		7,525		13,997	8,374

Non-GAAP provision for income taxes	79,050	60,279		66,290		157,809	183,243
Financial ratios:
Compensation and benefits	58.0%	58.0%	—	58.0%	—	58.0%	58.0%	—
Non-compensation operating expenses	20.8%	22.8%	(200)	21.7%	(90)	25.9%	22.1%	380
Income before income taxes	21.2%	19.2%	200	20.3%	90	16.1%	19.9%	(380)
Effective tax rate	26.1%	25.6%	50	25.4%	70	24.7%	25.5%	(80)

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2025 Earnings Release	Page 17 of 19

Footnotes

(1)	Please refer to the GAAP to Core Reconciliation for a reconciliation of the Company’s GAAP results to these non-GAAP measures.
(2)	Book value per common share represents shareholders’ equity (excluding preferred stock) divided by period end common shares outstanding. Tangible book value per share represents tangible common shareholders’ equity (defined below) divided by period end common shares outstanding.
(3)	Return on average common equity (“ROCE”) is calculated by dividing annualized net income applicable to common shareholders by average common shareholders’ equity or, in the case of non-GAAP ROCE, calculated by dividing non-GAAP net income applicable to commons shareholders by average common shareholders’ equity.
(4)	Return on average tangible common equity (“ROTCE”) is calculated by dividing annualized net income applicable to common shareholders by average tangible common equity or, in the case of non-GAAP ROTCE, calculated by dividing non-GAAP net income applicable to common shareholders by average tangible common equity. Tangible common equity, also a non-GAAP financial measure, equals total common shareholders’ equity less goodwill and identifiable intangible assets and the deferred taxes on goodwill and intangible assets. Average deferred taxes on goodwill and intangible assets was $87.2 million, $77.9 million, and $84.3 million, as of September 30, 2025 and 2024, and June 30, 2025, respectively.
(5)	Regulatory capital amounts and ratios are estimates as of the date of the Company’s earnings release, October 22, 2025.
(6)	Includes capital raising and advisory revenues.
(7)	Includes client margin balances held by the Company’s broker-dealer subsidiaries and securities-based loans held at the Company’s bank subsidiaries.
(8)	Includes Private Client Group and Trust Business.
(9)	Includes fund networking fees, retirement fees, transaction/handling fees, and ACAT fees.
(10)	Asset management assets managed in Private Client Group or Trust accounts.
(11)	Return on assets (ROA) is calculated based on prior period-end balances for Private Client Group, period-end balances for Asset Management, and average daily balances for Individual Program Banks.
(12)	Represents client assets in Treasury Securities with maturities of 52 weeks or less.
(13)	During the first quarter of 2024, the Company began sweeping certain commercial treasury deposits to third-party banks. The balances at third-party banks can be brought back on balance sheet to support liquidity needs.
(14)	Includes Smart Rate Deposits, Sweep Deposits, Third-party Bank Sweep Program, and Other Sweep Cash.
(15)	Includes net interest, asset management, and other income.
(16)	Primarily related to charges attributable to integration-related activities, signing bonuses, amortization of restricted stock awards, debentures, and promissory notes issued as retention, additional earn-out expense, and amortization of intangible assets acquired. These costs were directly related to acquisitions of certain businesses and are not representative of the costs of running the Company’s on-going business.
(17)	The Company recorded severance costs associated with workforce reductions in certain of its foreign subsidiaries.
(18)	Primarily represents the Company’s effective tax rate for the period applied to the non-GAAP adjustments.

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2025 Earnings Release	Page 18 of 19

Disclaimer and Legal Notice

Forward-Looking Statements

This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions.

All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Use of Non-GAAP Financial Measures

The Company prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). The Company may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial position, or cash flows that is subject to adjustments that effectively exclude, or include, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by the Company are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing the Company’s financial condition or operating results. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever the Company refers to a non-GAAP financial measure, it will also define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure it references and such comparable U.S. GAAP financial measure.

Legal Notice

This Financial Supplement contains financial, statistical, and business-related information, as well as business and segment trends. The information should be read in conjunction with the Company’s third quarter earnings release issued October 22, 2025.

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2025 Earnings Release	Page 19 of 19